Exhibit 99.1

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED NOVEMBER 26, 2024 AND THE ACCOMPANYING BASE PROSPECTUS AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING BASE PROSPECTUS ARE AVAILABLE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV OR UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AND INFORMATION AGENT, BY CALLING (888) 789-8409.

INSTRUCTIONS AS TO USE OF RUMBLEON, INC.
NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATES

PLEASE CONSULT THE SUBSCRIPTION AND INFORMATION AGENT
FOR ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by RumbleOn, Inc., a Nevada corporation (“we,” “us,” “our,” or the “Company”), to the stockholders (the “holder”, or “you”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A common stock”), or the Company’s Class B common stock, par value $0.001 per share (the “Class B common stock”), as described in the prospectus supplement dated November 26, 2024 and the accompanying base prospectus (as amended from time to time, together, the “Prospectus”).

Pursuant to the Rights Offering described in the Prospectus, each stockholder (each, an “Eligible Stockholder”) owning shares of Class A common stock or Class B common stock as of the close of business on November 25, 2024 (the “Record Date”) will receive one non-transferable subscription right (a “Subscription Right”) for every share of Class A common stock or Class B common stock held as of the Record Date, which will be evidenced by Non-Transferable Subscription Rights Certificates (the “Rights Certificates”). The Subscription Rights are non-transferable and will not be listed for trading on any stock exchange. This means that Eligible Stockholders may not sell, transfer, or assign their Subscription Rights to anyone else.

The Subscription Rights may be exercised at any time during the subscription period, which commences on November 26, 2024 and ends at 5:00 p.m., Eastern Time, on December 12, 2024 (the “Expiration Time”), unless we extend such period.

Each Subscription Right entitles the holder to purchase 0.0677 shares of Class B common stock. The subscription price is $4.18 per whole share of Class B common stock (the “Subscription Price”), payable in cash. No fractional shares of Class B common stock will be issued upon the exercise of any Subscription Rights. Accordingly, as each Subscription Right represents the right to purchase 0.0677 shares of Class B common stock, an Eligible Stockholder must hold at least 15 shares of Class A common stock or Class B common stock to receive sufficient Subscription Rights to purchase at least one share of Class B common stock in the Rights Offering. If, pursuant to an Eligible Stockholder’s exercise of its Subscription Rights, the number of shares of Class B common stock that such Eligible Stockholder would be entitled to receive would result in receipt of a fractional share, the aggregate number of shares of Class B common stock the Eligible Stockholder is entitled to purchase will be rounded down to the nearest whole number. The Subscription Price must be paid for each whole share of Class B common stock that is purchased.

The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Subscription Rights by completing the appropriate portions of your Rights Certificate and returning the Rights Certificate to Broadridge Corporate Issuer Solutions, LLC (the “Subscription Agent”) pursuant to the procedures described in the Prospectus and in these Instructions.

You are not required to exercise any or all of your Subscription Rights. There is no minimum number of shares of Class B common stock that we must sell in order to complete the Rights Offering. Eligible Stockholders who do not participate in the Rights Offering will continue to own the same number of shares of Class B common stock after the Rights Offering, but will own a smaller percentage of the total shares of Class B common stock outstanding.

Please see the discussion of risk factors related to the Rights Offering, including dilution, under the sections “Risk Factors—Risks Related to the Rights Offering” and “Dilution” in the Prospectus.

Eligible Stockholders will not be entitled to exercise an over-subscription privilege to purchase additional shares of Class B common stock that may remain unsubscribed as a result of any unexercised Subscription Rights.

Expiration Time

THE SUBSCRIPTION RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON DECEMBER 12, 2024, UNLESS WE EXTEND THE RIGHTS OFFERING PERIOD. YOUR NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE AND THE AGGREGATE SUBSCRIPTION PRICE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND CLEAR PRIOR TO THE EXPIRATION TIME. ONCE YOU HAVE EXERCISED YOUR RIGHT AND SUBMITTED PAYMENT OF THE AGGREGATE SUBSCRIPTION PRICE, YOU ARE NOT ALLOWED TO REVOKE, CANCEL OR CHANGE THE EXERCISE OF YOUR RIGHTS OR REQUEST A REFUND OF MONIES PAID, EVEN IF YOU SUBSEQUENTLY LEARN INFORMATION ABOUT US THAT YOU CONSIDER TO BE UNFAVORABLE, OUR STOCK PRICE DECLINES, OR YOU OTHERWISE CHANGE YOUR INVESTMENT DECISION. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL EXPIRE WITHOUT VALUE.

We will not be required to sell shares of Class B common stock to you if the Subscription Agent receives your Rights Certificate or your payment of the aggregate Subscription Price after the Expiration Time, regardless of when the Rights Certificate and payment of the aggregate Subscription Price were sent. If you send your Rights Certificate and payment of the aggregate Subscription Price by mail, we recommend that you send them by registered mail, postage prepaid, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the Subscription Agent and clearance of payment before the Expiration Time.

The Class B common stock issued upon exercise of the Subscription Rights will be delivered as soon as practicable after the Expiration Time.

If you have any questions concerning the Rights Offering, please contact the Subscription Agent at the following address and number:

Broadridge, Inc.
Attn: BCIS Re-Organization Dept.
P.O. Box 1317
Brentwood, NY 11717-0718

Holder Inquiries:
(888) 789-8409 (toll free)
shareholder@broadridge.com

1.	Method of Subscription—Exercise of Subscription Rights.

To exercise your Subscription Rights, please: (1) complete Sections (a) and (b) on your Rights Certificate; (2) sign Section (c) of your Rights Certificate; and (3) send the properly completed and executed Rights Certificate evidencing the exercise of your subscription rights with payment in full of the Subscription Price for each share subscribed for pursuant to your Subscription Rights to the Subscription Agent, so that the Rights Certificate and payment of the aggregate Subscription Price will be actually received by the Subscription Agent prior to the Expiration Time. The Subscription Agent will hold all funds it receives in a segregated bank account until completion of the Rights Offering. PLEASE DO NOT SEND RIGHTS CERTIFICATES OR PAYMENTS TO THE COMPANY.

(a) Method of Execution

(i) Execution by Registered Holder. Your signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(ii) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority. In addition, in any such case, the Rights Certificate must be accompanied by a stock power evidencing the transfer to you of the shares in respect of which the Subscription Rights were distributed guaranteed by a bank, broker or other financial institution that is a member of a Securities Transfer Association-approved medallion program such as STAMP, SEMP, or MSP.

Method of Payment

Payments must be made in full in U.S. currency by:

●	wire transfer of immediately available funds to accounts maintained by the Subscription Agent for purposes of accepting subscription in the Rights Offering at:

Beneficiary Account Name:	Broadridge
Account Number:	153910728465
ABA/Routing Number:	123000848
International/Swift Code:	USBKUS44IMT
Bank:	U.S. Bank
800 Nicollet Mall
Minneapolis, MN 55402
United States
Reference:	RumbleOn Rights Offering
For Further Credit Name:	RumbleOn, Inc.
For Further Credit Account Number:	153912206122

●	U.S. Postal money order, certified check, bank draft, cashier’s check, or uncertified personal check drawn upon a U.S. bank payable to “Broadridge Corporate Issuer Solutions, LLC”.

If you elect to exercise your Subscription Rights, we urge you to consider using a method of payment described above that ensures that the Subscription Agent receives your funds prior to the Expiration Time. Payments will be deemed to have been received upon (i) clearance of any uncertified personal check, (ii) receipt by the Subscription Agent of any certified check, bank draft, or cashier’s check drawn upon a U.S. bank or of any U.S. Postal money order, or (iii) receipt of collected funds in the Subscription account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take at least five (5) business days to clear. Accordingly, holders who wish to pay the aggregate Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by the Expiration Time. Any wire transfer should clearly indicate the identity of the subscriber who is paying the aggregate Subscription Price by wire transfer.

If you send a payment that is insufficient to purchase the number of shares of Class B common stock you requested, or you do not indicate the number of shares of Class B common stock you are subscribing for, the Subscription Agent will have the right to reject your Rights Certificate or accept it only to the extent of the payment received. If the payment exceeds the Subscription Price for the full exercise of your Subscription Rights, or if you subscribe for more shares of Class B common stock than you are eligible to purchase, then the excess payment will be returned to you as soon as practicable, without interest or penalty.

If you are ineligible to exercise Subscription Rights for any reason, your entire payment received by the Subscription Agent will be returned to you as soon as practicable, without interest or penalty, following the Expiration Time.

Fractional shares resulting from the exercise of the Subscription Rights will be eliminated by rounding down to the nearest whole share, with the aggregate Subscription Price being adjusted accordingly.

Any excess subscription payments received by the Subscription Agent will be returned, without interest, as soon as practicable.

Method of Delivery

Rights Certificates and payments of the aggregate Subscription Price (other than by wire transfer of immediately available funds) must be delivered to the Subscription Agent by one of the methods described below:

If delivering by hand or overnight courier:	If delivering by first class mail:

Broadridge, Inc.	Broadridge, Inc.
Attn: BCIS IWS	Attn: BCIS Re-Organization Dept.
51 Mercedes Way	P.O. Box 1317
Edgewood, NY 11717	Brentwood, NY 11717-0718

Delivery to an address or by a method other than those above will not constitute valid delivery.

The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Eligible Stockholder.

2.	Issuance of Class B common stock.

The following deliveries and payments will be made and/or issued to the address shown on the face of your Rights Certificate:

(a) Subscription Rights. As soon as practicable following the Expiration Time, we will issue to each Eligible Stockholder that validly exercises its Subscription Rights shares in book-entry, or uncertificated, form representing shares of Class B common stock purchased pursuant to the subscription rights. We expect to deliver the shares of Class B common stock purchased in the Rights Offering on or about December 17, 2024.

(b) Excess Cash Payments. As soon as practicable following the Expiration Time, any excess subscription payments received in payment of the Subscription Price will be returned to the applicable Eligible Stockholder, without interest or penalty.

3.	No Sale or Transfer of Subscription Rights.

The Subscription Rights granted to you are non-transferable and, therefore, you may not sell, transfer, or assign your Subscription Rights to anyone.

4.	Determinations Regarding the Exercise of Your Subscription Rights.

The Subscription Agent will decide all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Subscription Rights. Any such determinations by the Subscription Agent will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Subscription Rights because of any defect or irregularity. The Company will not accept any exercise of Subscription Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion. Once made, subscriptions and directions are irrevocable, and the Company will not accept any alternative, conditional, or contingent subscriptions or directions. The Company’s interpretations of the terms and conditions of the Rights Offering will be final and binding. Neither the Company, nor the Subscription Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Subscription Rights certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Subscription Rights if your exercise is not in accordance with the terms of the Rights Offering or in proper form.

The Company will also not accept the exercise of your Subscription Rights if our sale of Class B common stock to you could be deemed unlawful under applicable law. A subscription will be considered accepted, subject to the Company’s right to cancel the Rights Offering, only when a properly completed and duly executed Subscription Rights certificate and any other required documents and payment of the full Subscription Price have been received by the Subscription Agent and any defects or irregularities therein waived by us.

5.	Form W-9.

Each Eligible Stockholder who elects to exercise Subscription Rights should provide the Subscription Agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Prospectus. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the Company on shares of its Class B common stock. Foreign persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.